UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 2, 2011
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information included in Item 2.03 is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 2, 2011, Boyd Gaming Corporation (the “Company”) entered into a Lender Joinder Agreement (the “Lender Joinder Agreement”) among the Company, Bank of America, N.A. (“Bank of America”), as the Administrative Agent, and Bank of America, as the Increasing Lender. The Lender Joinder Agreement increases the Term Loan Commitments under the Second Amended and Restated Credit Agreement dated as of December 17, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, certain financial institutions as lenders, Bank of America, as the Administrative Agent and as letter of credit issuer, and Wells Fargo Bank, National Association, as syndication agent and swing line lender, by an aggregate amount of $350,000,000 (the “Increased Term Loan”).

The Lender Joinder Agreement provides that subject only to continued satisfaction of the representations, warranties and covenants under the Credit Agreement, the Increased Term Loan will be funded on November 10, 2011. Proceeds from the Increased Term Loan will be used to repay outstanding Class B Revolving Loans.

Concurrently with entering into the Lender Joinder Agreement, on November 2, 2011 the Company gave the Administrative Agent conditional notice of termination of the Class B Revolving Commitments (the “Notice of Termination”) under the Credit Agreement. The Notice of Termination provides that the Class B Revolving Commitments shall be terminated in full on November 10, 2011 if and only if the Company receives the proceeds of the Increased Term Loan on or before such date. The Company intends to borrow under its Class A Revolving Commitment an amount that, together with the net proceeds from the Increased Term Loan, will be sufficient to repay in full the outstanding balance of the Class B Revolving Loans on November 10, 2011.

The interest rate per annum applicable to the Increased Term Loan will be (a) the “effective Eurodollar rate” plus 4.75% if and to the extent the Increased Term Loan is a Eurodollar Rate Loan under the Credit Agreement and (b) the Base Rate plus 3.75% if and to the extent the Increased Term Loan is a Base Rate Loan under the Credit Agreement; provided, that for purposes of calculating the Base Rate in connection with the Increased Term Loan, clause (c) of the definition of “Base Rate” shall be deemed to refer to the “effective Eurodollar rate”. For purposes of the Credit Agreement, “effective Eurodollar rate” means, for any interest period, the greater of (x) the Eurodollar Rate in effect for such interest period and (y) 1.25%. The Increased Term Loans will be issued with 2% of original issue discount.

The Company will make repayments on the Increased Term Loan on the last business day of each fiscal quarter of the Company commencing with the fiscal quarter ending March 31, 2012 in an amount equal to 1.25% of the original principal amount of the Increased Term Loan. The Company will repay the remaining outstanding principal amount of the Increased Term Loan on December 17, 2015.

In the event of a full or partial prepayment of the Increased Term Loan during the first year after the date the Increased Term Loan is funded through the issuance of any indebtedness having a lower interest rate than the interest rate applicable to the Increased Term Loan, such prepayment will include a premium in an amount equal to 1.00% of the principal amount so prepaid.

The description of the Lender Joinder Agreement does not purport to be complete and is qualified in its entirety by reference to the Lender Joinder Agreement, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed as part of this report:

Exhibit Number	Description

4.1	Lender Joinder Agreement, dated as of November 2, 2011, among Boyd Gaming Corporation, Bank of America, N.A., as the Administrative Agent, and Bank of America, N.A., as the Increasing Lender.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding the Company's expectations, hopes or intentions regarding the future. Forward-looking statements can often be identified by their use of words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) statements regarding the closing to the Increased Term Loan pursuant to the Lender Joint Agreement and the termination of the Class B Revolving Commitments. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. In particular, we can provide no assurances regarding if, or whether, the Increased Term Loan pursuant to the Joinder Lender Agreement will close on time, or at all, or with the terms set forth in the Joinder Lender Agreement or whether the Class B Revolving Commitments will be terminated when expected, or at all. Among the factors that could cause actual results to differ materially include the satisfaction of the conditions to closing either or both of those transactions. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” in the Company's final prospectus dated September 15, 2011 which is on file with the SEC, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2011	Boyd Gaming Corporation
/s/ Josh Hirsberg
Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Number	Description

4.1	Lender Joinder Agreement, dated as of November 2, 2011, among Boyd Gaming Corporation, Bank of America, N.A., as the Administrative Agent, and Bank of America, N.A., as the Increasing Lender.